                                     [LOGO]
                              SOURCE CAPITAL, INC.

                                      1998
                                 ANNUAL REPORT
                         for the year ended December 31

DIRECTORS

Willard H. Altman
Wesley E. Bellwood
Julio J. de Puzo, Jr.
David Rees
Robert L. Rodriguez
Paul G. Schloemer
Lawrence J. Sheehan

OFFICERS

Julio J. de Puzo, Jr., PRESIDENT
Eric S. Ende, SENIOR VICE PRESIDENT AND
  CHIEF INVESTMENT OFFICER
Robert L. Rodriguez, SENIOR VICE PRESIDENT
Steven R. Geist, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
Steven T. Romick, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
(800) 279-1241 or (201) 329-8660

REGISTRAR

ChaseMellon Shareholder Services, L.L.C.
Ridgefield Park, New Jersey

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR Common Stock
         SOR+ Preferred Stock

--------------------------------------------------------------------------------

                         SUMMARY FINANCIAL INFORMATION

                                                                                     For the year ended December 31,
                                                                         --------------------------------------------------------
                                                                                    1998                         1997
                                                                         ---------------------------  ---------------------------
                                                                             Total                        Total
                                                                              Net        Per Common        Net        Per Common
                                                                             Assets         Share         Assets         Share
                                                                         --------------  -----------  --------------  -----------
Beginning of year......................................................    $425,490,107   $   50.20     $382,146,427   $   45.35
Net gain on investments, realized and unrealized.......................      18,017,166        2.37       76,662,465       10.50
Income available to Common shareholders................................       1,891,524        0.25        3,232,410        0.43
Distributions to Common shareholders...................................     (34,408,899)      (4.62)     (44,409,618)      (6.08)
Proceeds from shares issued for distributions reinvested by
  shareholders.........................................................       6,786,649        0.03        7,858,423      --
                                                                         --------------  -----------  --------------  -----------
    Net changes during year............................................    $ (7,713,560)  $   (1.97)    $ 43,343,680   $    4.85
                                                                         --------------  -----------  --------------  -----------
End of year............................................................    $417,776,547   $   48.23     $425,490,107   $   50.20
                                                                         --------------  -----------  --------------  -----------
                                                                         --------------  -----------  --------------  -----------
Common market price per share..........................................         49 1/16                      51 1/16
Common market premium to net asset value...............................            1.7%                         1.7%
Preferred asset coverage...............................................            771%                         786%
Preferred liquidation preference per share.............................          $27.50                       $27.50
Preferred market price per share.......................................        29 13/16                           29

                           DESCRIPTION OF THE COMPANY
      SOURCE CAPITAL, INC. is a major diversified, publicly traded investment company with total net assets of approximately $418,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock and convertible debentures.
  Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. The 1,969,212 outstanding Preferred shares each have a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 7,540,060 shares of Common Stock.
  Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.
  Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.
  Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.
  Source Capital has a Common Stock Distribution Policy which provides for cash distributions of approximately 10% of the ongoing net asset value of its Common shares. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess may be distributed to shareholders or retained by the Company. Distributions to Common shareholders are paid quarterly in a fixed amount which is periodically adjusted after sustained changes in net asset value appear to the Board of Directors reasonably likely to support the new distribution rate on a continuing basis. This policy is designed to allow Common shareholders to benefit not only from income, but a portion of the capital appreciation which has resulted to date. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.
  Since the policy was adopted in June 1976, at an initial annual rate of $1.40 per share, continued increases in net asset value, despite payments from capital, have permitted 18 subsequent increases to the current rate of $4.20. Maintenance of the current $4.20 annualized rate is dependent upon achieving a total return on the Common Stock from both income and appreciation to sustain a net asset value of approximately $42.00.

                           DIVIDEND REINVESTMENT PLAN

  Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). The Chase Manhattan Bank ("Agent") c/o ChaseMellon Shareholder Services, L.L.C., Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as agent for participants under the Plan.
  A shareholder may join the Plan by signing and returning an authorization form which may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.
  Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.
  For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.
  In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.
  All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

                             LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

1998 INVESTMENT PORTFOLIO RETURNS

  Total net assets of Source Capital amounted to $417,776,547 at December 31, 1998. After providing for Preferred stock equity, Common equity amounted to $363,623,217 or $48.23 of net asset value per Common share. This compared with total net assets of $425,490,107, Common equity of $371,336,777 and net asset value per Common share of $50.20 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $39,135,008. As a result, Source Capital achieved a total investment return during 1998 of 5.8% on its Common net asset value (6.4% on total net assets) with both figures reflecting the reinvestment of dividends and distributions.

 The table at the bottom of this page compares Source Capital's investment results with the returns of several well-known indices of securities prices. All the percentage changes shown represent total investment returns from both income and appreciation (depreciation) calculated on the basis of reinvesting all dividends and distributions.

NET INVESTMENT INCOME
  As has been the case for the past several years, net investment income has continued to decline. Most of this decline has occurred on the interest side of net investment income while the dividend side has remained essentially flat. Holdings in commercial paper have declined this year as the asset allocation to equities has increased with a resulting decline in the cash position. Specifically, net investment income amounted to $1,420,270 and $6,617,633 for the fourth quarter and full year, respectively, compared with $1,964,401 and $7,958,519 in 1997. After providing for Preferred dividends, net investment income per Common share totaled $0.03 and $0.25 for the fourth quarter and full year, respectively, compared with $0.09 and $0.43 earned in the corresponding periods of 1997.

--------------------------------------------------------------------------------

                                                 SOURCE CAPITAL        STOCK MARKET INDICES           FIXED-INCOME INDICES
                                               -------------------   ------------------------  ----------------------------------
                                                 TOTAL      COMMON   RUSSELL    S&P              LEHMAN BROTHERS       TREASURY
                   PERIOD                      NET ASSETS   EQUITY    2500      500     DJIA   GOVT/CORP BOND INDEX   BILL YIELDS
---------------------------------------------  ----------   ------   -------   ------  ------  --------------------   -----------
                    1998                         + 6.4%     + 5.8%     + 0.4%   +28.6%  +18.2%         + 9.5%            + 5.1%
                    1997                         +23.0      +25.4      +24.4    +33.4   +24.9          + 9.8             + 5.2
                    1996                         +20.0      +21.9      +19.0    +23.0   +28.9          + 2.9             + 5.3
                    1995                         +18.7      +20.7      +31.7    +37.6   +36.9          +19.2             + 5.7
                    1994                         + 2.0      + 0.6      - 1.1    + 1.3   + 5.0          - 3.5             + 4.2
                    1993                         + 6.7      + 6.3      +16.5    +10.0   +17.0          +11.0             + 3.1
                    1992                         +12.5      +13.3      +16.2    + 7.6   + 7.4          + 7.6             + 3.6
                    1991                         +19.7      +22.2      +46.7    +30.5   +24.3          +16.1             + 5.8
                    1990                         - 1.2      - 3.2      -14.9    - 3.1   - 0.5          + 8.3             + 7.8
                    1989                         +21.1      +23.9      +19.4    +31.7   +32.3          +14.2             + 8.2
                    1988                         +15.2      +16.8      +22.7    +16.6   +16.2          + 7.6             + 6.2
                    1987                         + 3.0      + 1.7      - 4.7    + 5.3   + 5.6          + 2.3             + 5.9
                    1986                         +12.8      +13.9      +12.0    +18.7   +27.3          +15.6             + 6.0
                    1985                         +24.2      +28.5      +31.9    +31.7   +33.7          +21.3             + 7.5
                    1984                         +11.9      +12.8      - 4.1    + 6.3   + 1.4          +15.0             + 9.6
                    1983                         +18.4      +21.3      +27.7    +22.6   +26.1          + 8.0             + 8.6
                    1982                         +21.6      +26.1      +26.7    +21.6   +27.2          +31.1             +10.7
                    1981                         +14.2      +16.0      + 3.0    - 4.9   - 3.7          + 7.3             +14.1
                    1980                         +19.2      +23.1      +34.3    +32.5   +22.2          + 3.0             +11.6
                    1979                         +26.6      +35.0      +38.4    +18.6   +10.7          + 2.3             +10.3
                    1978                         +16.1      +19.7        N/A    + 6.6   + 2.8          + 1.2             + 7.2
                    1977                         +13.0      +15.1        N/A    - 7.2   -12.9          + 3.0             + 5.4
               Annual Compound
               Rate of Return:
                  20 years                       +14.5      +16.2      +16.2    +17.8   +17.4          +10.2             + 7.2
                  22 years                       +14.5      +16.3        N/A    +16.0   +15.2          + 9.4             + 7.1

DISTRIBUTIONS TO COMMON SHAREHOLDERS
  The distribution rate on Source Capital Common Stock is currently at the $4.20 annual rate which has been in effect since June 1998. Source Capital's distribution policy, initiated in June 1976, calls for payments to Common shareholders of approximately 10% of the Common Stock's ongoing net asset value. Since the adoption of this policy almost 23 years ago, continuing growth in net asset value has led to 18 increases in the distribution rate totaling 200%. This growth was achieved despite payments to shareholders in excess of net investment income of $347,772,513 or $52.85 per Common share, plus payment of federal income tax on the retained portion of net realized long-term gains of $36,198,677 or $5.99 per Common share. As we have repeatedly pointed out, maintenance of the current $4.20 Common distribution rate is dependent on achieving investment results which will sustain a net asset value of approximately $42.00.

 Capital gains are the eventual result of successful investments. As in recent years, changes in relative market valuation as well as changing prospects of individual companies have led us to sell certain holdings in 1998 and these sales have resulted in the realization of significant net capital gains. We believe that we have been able to replace these securities both by adding to existing investments at advantageous prices and by making selected new investments (primarily equity investments) offering potentially better long-term investment returns.

 As a result of these changes, the Company realized $35,506,929 in net capital gains in 1998. Distribution of these gains required payment of a special distribution of $0.47 per share to Common shareholders on December 15, 1998 in addition to the $1.05 per share regular quarterly distribution to Common shareholders. Detailed tax information is presented on page 11.

MARKET PRICES AND SHAREHOLDER RETURNS

  In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares which deviate from the underlying changes in net asset value can cause shareholder returns to be either enhanced or diminished. Since the Common market premium to net asset value was virtually unchanged at December 31, 1998 from that at December 31, 1997, the market return for the year did not deviate significantly from the net asset value return.

 The following table presents 1998 market returns for both Common and Preferred shareholders:

                                 Common      Preferred
                                  Stock        Stock
                               -----------  -----------
Change in Market Value:
  NYSE Closing Price
    -- 12/31/98..............   $ 49.0625    $ 29.8125
  NYSE Closing Price
    -- 12/31/97..............   $ 51.0625    $ 29.0000
                               -----------  -----------
  Net change in 1998.........   $ (2.0000)   $  0.8125
Distributions in 1998........      4.6200       2.4000
                               -----------  -----------
Total return -- Amount.......   $  2.6200    $  3.2125
Total return -- Percent......        5.1%        11.1%

 Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a positive return of 5.8% during 1998. Furthermore, on a long-term basis those shareholders who participated in the Automatic Reinvestment Plan during each of the 22 years since its inception experienced an annual compound rate of return of 18.2%.

COMMENTARY

  Three things are certain in life -- death, taxes, and the underperformance of small-cap stocks. This was demonstrated once again in 1998, and even more dramatically than in earlier years. (We are referring only to small-cap underperformance, and will save any discussion of death and taxes for a possible future shareholder letter.) As a result, the stock indexes dominated by a small number of very large companies greatly outperformed those indexes more representative of the great mass of stocks.

                                         1998
                                      -----------
Nasdaq                                     39.6%
S&P 500                                    28.8%
Russell 2500                                0.4%
Russell 2000                               (2.6)%

 An alternative way of showing these differences is to look at the 1998 price performance of all publicly traded stocks based on market cap tiers, from those over $20 billion in size (about 100 companies), to those with market caps under $250 million (over 5,000 companies). The differences are astounding.

                                            1998
                                         Unweighted
Capitalization Tier                     Performance
-------------------------------------  --------------
GREATER THAN 20 Billion                      25.9%
5 - 20 Billion                                6.2%
2 - 5 Billion                                (6.1)%
250 Million - 2 Billion                     (16.6)%
LESS THAN 250 Million                       (24.1)%

  Source: Salomon Smith Barney

 Given that most of the stocks in Source's portfolio have market caps between $250 million and $5 billion, we are relatively pleased with Source's performance for 1998 --
a 5.8% gain in net assets per Common share. This represents the third consecutive year the portfolio has outperformed the Russell 2500, the index which is the closest match to the market cap, and portfolio weightings of the companies we hold. The Russell 2500 excludes the 500 largest companies in the Russell 3000 Index, which is comprised of the 3,000 largest publicly traded U.S. Companies.

                           1996       1997       1998
                         ---------  ---------  ---------
Source Capital               21.9%      25.4%       5.8%
Russell 2500                 19.0%      24.4%       0.4%

 It is important to realize that the strong performance of the "stock market" in 1998 was driven by a tiny group of companies, many technology related, which had extraordinary gains. The ten largest S&P 500 companies were up 38% in 1998 -- they account for 20% of the S&P's market cap. The ten largest Nasdaq companies, up 115% in 1998, now account for 40% of that index's market cap. Viewed slightly differently, fifteen companies accounted for over half of the S&P's gain in 1998, while only ten companies produced over two-thirds of the Nasdaq's gain.

 In selecting the 35-40 companies that are currently in Source's portfolio, we are able to choose among several thousand, all of which are large enough for us to buy a full position -- about $10 million of stock. Most of these 3,000 or so companies were down in 1998, yet the "market," as determined by only a few dozen firms, was up dramatically.

 Not surprisingly, the result of several years of outsized gain by these large firms is that they now have extraordinarily high valuations. The ten largest S&P companies have an average PE of 48x. Of the ten top Nasdaq companies, the seven which actually made money in the past year had an average PE of 70x. No Internet companies are included in these average PEs. Their valuations are much higher -- AOL at 310x, Yahoo at 525x, etc. In contrast, the average Russell 2500 stock has a 25x PE. The average PE in the Source portfolio is 18x.

 When we look at the last 75 years of stock market history, we see that prolonged periods of small stock relative underperformance have eventually been followed by long periods of outperformance. The obvious question of WHEN this change will take place is unfortunately impossible to answer. We can be sure, however, that it will occur.

 The 5-year periods of small-stock underperformance which stand out in the historical record are: 1928-1932, 1970-1974, 1986-1990, and 1994-1998. During
the five years following each of these (excluding of course 1994-1998), small stocks outperformed large stocks by an average of over 25% a year. Comparing relative valuations of larger and smaller companies -- using Price/ Earnings, Price/Book, and PE/Growth Rate -- we find that small stocks are relatively cheaper than they were in 1990, the most recent time of valuation extremes and one more relevant to the present than the 1930s.

 During the course of 1998, we reduced the number of common stock holdings from 43 to 36, although the percentage of the portfolio represented by equities is actually up modestly from the end of 1997. We believe that this culling of the portfolio has resulted in a group of stronger businesses, but with no compromise on valuation or any sacrifice in diversification.

 One of the most significant of our new purchases is HON INDUSTRIES, a manufacturer of office furniture headquartered in Muscatine, Iowa. Hon dominates the low-end, or "transactional" segment of the office furniture business, where orders are for small quantities, and price and immediate delivery are key purchase considerations. This is in contrast to the high-end, or "contract" furniture segment, dominated by Steelcase, Herman Miller, Knoll and Haworth. Here the selling process is long, architects and designers are often involved, and the typical sale is of a large quantity of furniture to a large corporation.

 Jack Michaels, who became Hon's CEO in 1991, has made a number of changes which have improved Hon's operations, including significant productivity improvements, expansion of distribution, and strategic acquisitions which expanded the product line. As a result, since 1991 Hon has steadily increased its market share, tripled profits and earned a return on equity of over 25%, while maintaining a strong balance sheet.

 Our opportunity to buy Hon at a modest valuation was the result of the market's concern that furniture industry growth was dramatically slowing from the strong gains of recent years. While we recognize this possibility, we note that office furniture has not been an especially cyclical business -- the industry has had only two down years in the past twenty-five. In addition, we have a high degree of confidence in Hon's ability to outperform its competitors, to continue to earn excellent returns even in a weaker environment, and to seize the opportunities that a downturn could present. We therefore were pleased that we could establish a substantial position in Hon at an average cost of about $22 per share, only 13x 1998 earnings. Hon Industries is now Source Capital's sixth largest position.

 Another major new position is ADOBE SYSTEMS, a software developer in San Jose, California. Adobe's products dominate the computer manipulation of graphic and photographic images, as well as desktop publishing. Originally developed for Macintosh computers, Adobe has adapted its products for PCs as well, and its competitive strength is comparable in this market segment. Software is often an area where market share changes are glacial, and recurring revenue can be realized from selling program upgrades to the large user base.

 Adobe's stock was weak last summer because of market worries about its pace of new product introductions, as well as its history of quarterly earnings surprises. We were attracted by its strong competitive position and reliable revenue flow, and felt that the new product story was more likely than not to be better than Wall Street's abysmal expectations. In addition, with $7 per share in cash and no debt, Adobe was modestly valued at our average cost of $34 per share compared to 1998 earnings of $1.85 and 1999 estimates of about $2.40. Adobe Systems is Source's third biggest holding.

 In addition to buying new positions in 1998, we also sold some existing ones. In many cases these were companies which had performed up to our expectations and whose stock prices fully reflected this. In several others, three of which I will discuss in more detail, we were disappointed in both the stock market performance and the operation of the business.

 TOYS R US, initially purchased in the first quarter of 1997 is the best-known specialty store selling toys and other children's products. It has leading market shares in both the United States and many foreign countries, and a powerful brand name. At the time of our purchase, Toys R Us was facing a competitive challenge from its discount store competitors, primarily Wal-Mart and Target, as well as from the gradual evolution from traditional toys towards electronic ones. We anticipated that improvements in store layout and merchandising would permit Toys R Us to hold on to its leading position, and enhance its profitability. Unfortunately, the changes Toys R Us made were inadequate to halt its erosion in market share or profits. We sold our position during the first quarter of 1998 at approximately the same price that we had paid a year earlier.

 A second disappointment was TUPPERWARE, first purchased in early 1996 and finally sold at a substantial loss during the third quarter of 1998. Although Tupperware had a long record of steady growth and high profitability in its foreign operations (but break-even results in its much smaller and less important U.S. business), our purchase seemed to coincide with a severe deterioration in the performance of its operations in Asia and Latin America. Though some of this can be blamed on the economic environment, most of it appears to us to be the result of management error. More recently, Tupperware's important European business has also declined, though to a much lesser extent. We clearly overestimated management's ability (key senior managers had extensive direct marketing experience including a new CEO who had been hired two years earlier from Avon) and the inherent strength of the Tupperware business (based on the powerful brand name and the steady growth and high profitability of its foreign operations where many markets were largely untapped).

 Another company which disappointed us was FRANKLIN COVEY, a producer and marketer of training seminars and products designed to improve individual productivity through effective time management skills. The heart of the system was the Franklin Day Planner, sold through a network of retail stores and catalogs, as well as through corporate training seminars. The company had a strong balance sheet with no net debt, excess cash, strong cash flow, and returns-on-equity of 25%.

 We invested in the company in mid-1995 at an average cost of $21 per share, a trailing PE of only 14x. However, subsequent to our initial investment, problems began to surface as a result of what management was doing with the excess cash the company was generating. Starting with a small acquisition in mid-1994 that appeared to make strategic sense (a training company for the improvement of oral and written business communication skills), the company pursued an acquisition strategy to improve sales and expand the product line. Unfortunately, this led to a number of sales force integration problems that seemed to be repeated with each subsequent acquisition so that earnings growth came to a grinding halt. Although still generating decent earnings, the company was no longer growing the bottom line and the company became mired in a valuation range at a discount to the market. Although we hung on for several years, believing management could solve its operating problems, we eventually liquidated the position in mid-1998 at an average price of $25 -- not the result that we originally envisioned. Companies with strong cash flows must be able to successfully reinvest that cash flow in the business. When a company chooses to pursue a new path of growth via acquisition, but has not demonstrated any previous acquisition experience, close attention must be paid to any signs of integration difficulties.

 We hope that our discussion of companies that we have recently found attractive as well as those that failed to meet our expectations provides our shareholders with a better understanding of our investment process. We continue to focus our investments on soundly financed companies earning high returns on invested capital. Our approach is based on purchasing high earning power at a discount and allowing the successful operation of an outstanding business to generate returns over time. The implementation of this approach requires an ongoing revalidation of our original judgments regarding a company. The discussion of three of our sales during 1998 highlights the importance of management, of successful reinvestment of cash flow, and above all, of a sustainable high return business.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
Senior Vice President and
  Chief Investment Officer

February 15, 1999

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1998

COMMON STOCKS                                                               Shares          Cost           Value
------------------------------------------------------------------------  -----------  --------------  --------------
PRODUCER DURABLE GOODS -- 18.6%
Crane Co................................................................      175,600  $    4,842,634  $    5,300,925
Denison International plc (ADR)*++......................................      583,300       9,571,278       7,291,250
Donaldson Company, Inc..................................................      298,800       3,775,799       6,200,100
Federal Signal Corporation..............................................      178,200       3,948,396       4,878,225
Graco Inc...............................................................      434,500       5,961,608      12,817,750
Holophane Corporation*++................................................      535,500       9,319,851      13,755,656
IDEX Corporation........................................................      428,500      10,174,696      10,498,250
Kaydon Corporation......................................................      421,800       5,631,575      16,898,363
                                                                                       --------------  --------------
                                                                                       $   53,225,837  $   77,640,519
                                                                                       --------------  --------------
BUSINESS SERVICES & SUPPLIES -- 15.0%
Applied Graphics Technologies, Inc.*....................................      744,380  $    8,133,331  $   12,282,270
Bacou USA, Inc.*........................................................      331,400       5,415,146       7,125,100
Expeditors International of Washington, Inc.............................      147,400         946,121       6,190,800
HON INDUSTRIES Inc......................................................      566,600      12,312,776      13,562,988
JLK Direct Distribution Inc. (Class A)*.................................      730,700      13,744,134       7,444,006
Manpower Inc............................................................      352,000      10,803,279       8,866,000
Office Depot, Inc.*.....................................................      192,600       3,004,466       7,114,162
                                                                                       --------------  --------------
                                                                                       $   54,359,253  $   62,585,326
                                                                                       --------------  --------------
TECHNOLOGY -- 14.5%
Adobe Systems Incorporated..............................................      317,500  $   10,771,879  $   14,843,125
Belden Inc..............................................................      519,500      13,012,291      11,006,906
Channell Commercial Corporation*........................................      265,000       2,907,500       2,219,375
Galileo International, Inc..............................................      388,400      10,011,112      16,895,400
KEMET Corporation*......................................................      695,200      10,637,804       7,821,000
Methode Electronics, Inc. (Class A).....................................      503,400       7,847,185       7,865,625
                                                                                       --------------  --------------
                                                                                       $   55,187,771  $   60,651,431
                                                                                       --------------  --------------
MATERIALS -- 7.3%
Caraustar Industries, Inc...............................................      412,500  $    8,698,417  $   11,782,031
Nucor Corporation.......................................................      180,200       8,707,743       7,793,650
OM Group, Inc...........................................................      302,600       8,028,453      11,044,900
                                                                                       --------------  --------------
                                                                                       $   25,434,613  $   30,620,581
                                                                                       --------------  --------------
DISTRIBUTION -- 5.8%
Arrow Electronics, Inc.*................................................      370,000  $    7,892,186  $    9,874,375
Black Box Corporation*..................................................      380,900      12,046,589      14,426,588
                                                                                       --------------  --------------
                                                                                       $   19,938,775  $   24,300,963
                                                                                       --------------  --------------
HEALTH CARE -- 5.7%
Allergan, Inc...........................................................      105,800  $    1,859,026  $    6,850,550
DENTSPLY International Inc..............................................      399,100       7,846,976      10,276,825
Landauer, Inc...........................................................      209,800       4,280,370       6,792,275
                                                                                       --------------  --------------
                                                                                       $   13,986,372  $   23,919,650
                                                                                       --------------  --------------
RETAILING -- 5.2%
Circuit City Stores, Inc................................................      223,000  $    6,855,552  $   11,136,062
O'Reilly Automotive, Inc.*..............................................      225,600       3,643,043      10,659,600
                                                                                       --------------  --------------
                                                                                       $   10,498,595  $   21,795,662
                                                                                       --------------  --------------
ENTERTAINMENT -- 3.0%
Carnival Corporation....................................................      261,600  $    2,864,888  $   12,556,800
                                                                                       --------------  --------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1998

                                                                           Shares or
                                                                             Face
COMMON STOCKS (CONTINUED)                                                   Amount          Cost           Value
------------------------------------------------------------------------  -----------  --------------  --------------
CONSUMER NON-DURABLE GOODS -- 2.8%
Lancaster Colony Corporation............................................      360,450  $    8,300,201  $   11,579,456
                                                                                       --------------  --------------
BANKING -- 2.3%
Wells Fargo & Company...................................................      241,836  $    4,243,949  $    9,658,326
                                                                                       --------------  --------------
INSURANCE -- 2.2%
Poe & Brown, Inc........................................................      259,350  $    4,295,785  $    9,061,041
                                                                                       --------------  --------------
ENERGY -- 1.0%
Schlumberger Limited....................................................       84,500  $    5,643,476  $    3,897,562
                                                                                       --------------  --------------
TOTAL COMMON STOCKS -- 83.4%............................................               $  257,979,515  $  348,267,317
                                                                                       --------------  --------------
PREFERRED STOCKS
REAL ESTATE INVESTMENT TRUST -- 2.0%
Crown American Realty Trust.............................................       39,000  $    1,951,792  $    1,906,125
New Plan Excel Realty Trust, Cvt........................................      200,000       5,000,000       5,693,750
Prime Retail, Inc., Cvt. (Series B).....................................       40,000         701,776         665,000
                                                                                       --------------  --------------
                                                                                       $    7,653,568  $    8,264,875
                                                                                       --------------  --------------
CONVERTIBLE BONDS AND DEBENTURES
REAL ESTATE INVESTMENT TRUST -- 2.0%
CenterTrust Retail Properties, Inc.
  -- 7 1/2% 2001 (Series A).............................................  $ 1,050,000  $      916,125  $      996,844
  -- 7 1/2% 2001 (Series B).............................................    2,750,000       2,459,375       2,557,500
Developers Diversified Realty Corporation -- 7% 1999....................    2,500,000       2,430,625       2,639,062
Rockefeller Center Properties, Inc. -- 0% 2000..........................    3,005,000       2,423,515       2,283,800
                                                                                       --------------  --------------
                                                                                       $    8,229,640  $    8,477,206
                                                                                       --------------  --------------
PRODUCER DURABLE GOODS -- 1.6%
DRS Technologies, Inc. -- 9% 2003.......................................  $ 2,000,000  $    2,000,000  $    2,450,000
Lam Research Corporation -- 5% 2002.....................................    2,000,000       1,630,000       1,570,000
Reptron Electronics, Inc. -- 6 3/4% 2004................................    5,980,000       5,798,575       2,840,500
                                                                                       --------------  --------------
                                                                                       $    9,428,575  $    6,860,500
                                                                                       --------------  --------------
HEALTH CARE -- 1.4%
IVAX Corporation -- 6 1/2% 2001.........................................  $ 1,500,000  $    1,256,125  $    1,436,250
NovaCare, Inc. -- 5 1/2% 2000...........................................    5,250,000       4,809,375       4,245,938
                                                                                       --------------  --------------
                                                                                       $    6,065,500  $    5,682,188
                                                                                       --------------  --------------
BUSINESS SERVICES & SUPPLIES -- 1.2%
World Access, Inc. -- 4 1/2% 2002.......................................  $ 6,005,000  $    4,756,894  $    5,029,187
                                                                                       --------------  --------------
TRANSPORTATION -- 0.6%
Offshore Logistics, Inc. -- 6% 2003.....................................  $ 2,500,000  $    2,157,501  $    2,162,500
Reno Air Inc. -- 9% 2002................................................      370,000         384,800         387,575
                                                                                       --------------  --------------
                                                                                       $    2,542,301  $    2,550,075
                                                                                       --------------  --------------
ENERGY -- 0.2%
Remington Oil & Gas Corporation -- 8 1/4% 2002..........................  $ 1,000,000  $      972,500  $      985,000
                                                                                       --------------  --------------
TECHNOLOGY -- 0.2%
Read-Rite Corporation -- 6 1/2% 2004....................................  $ 1,000,000  $      808,750  $      735,000
                                                                                       --------------  --------------
CONSUMER NON-DURABLE GOODS -- 0.1%
Bell Sports Corp. -- 4 1/4% 2000........................................  $   385,000  $      338,756  $      311,850
                                                                                       --------------  --------------
TOTAL CONVERTIBLE BONDS AND DEBENTURES -- 7.3%..........................               $   33,142,916  $   30,631,006
                                                                                       --------------  --------------

                            PORTFOLIO OF INVESTMENTS
                               December 31, 1998

NON-CONVERTIBLE BONDS AND DEBENTURES                                      Face Amount       Cost           Value
------------------------------------------------------------------------  -----------  --------------  --------------
CORPORATE -- 3.7%
Advantica Restaurant Group, Inc. -- 11 1/4% 2008........................  $ 2,131,100  $    2,161,875  $    2,147,083
DLJ Mortgage Acceptance Corp. (Series 1997-E Class B)
 -- 7.5481% 2026+.......................................................      986,900         870,909         796,305
Merrill Lynch Mortgage Investors, Inc. (Series 1992-B)
 -- 8.3% 2012...........................................................      284,300         288,923         284,478
Plantronics, Inc. -- 10% 2001...........................................    8,470,000       8,611,244       8,724,100
Trump Atlantic City Associates -- 11 1/4% 2006..........................    4,000,000       3,925,000       3,500,000
                                                                                       --------------  --------------
                                                                                       $   15,857,951  $   15,451,966
                                                                                       --------------  --------------
U.S. GOVERNMENT AND AGENCIES -- 0.6%
Federal Home Loan Mortgage Corporation
  -- 6 1/2% 2023 (IO)...................................................  $ 2,774,700  $      334,065  $      347,705
  -- 10.15% 2006 (REMIC)................................................      127,000         125,953         129,143
Federal National Mortgage Association
  -- 7% 2008 (REMIC)....................................................      397,000         394,541         397,248
Government National Mortgage Association (Mobile Home)
  -- 9 3/4% 2006........................................................      186,800         198,267         196,023
  -- 9 3/4% 2010........................................................    1,155,500       1,223,611       1,212,553
  -- 10 1/4% 2001-2004..................................................      256,000         273,182         269,280
                                                                                       --------------  --------------
                                                                                       $    2,549,619  $    2,551,952
                                                                                       --------------  --------------
TOTAL NON-CONVERTIBLE BONDS
  AND DEBENTURES -- 4.3%................................................               $   18,407,570  $   18,003,918
                                                                                       --------------  --------------
TOTAL INVESTMENT SECURITIES -- 97.0%....................................               $  317,183,569  $  405,167,116
                                                                                       --------------  --------------
                                                                                       --------------
SHORT-TERM INVESTMENTS -- 2.1%
Short-term Corporate Notes:
  Ford Motor Credit Company -- 5.38% 1/5/99.............................  $ 5,000,000                  $    4,997,011
  General Electric Capital Corporation -- 5 1/2% 1/26/99................    3,500,000                       3,486,632
State Street Bank Repurchase Agreement -- 4% 1/4/99
 (Collateralized by U.S. Treasury Bonds -- 7 1/2% 2016,
 market value $397,800).................................................      389,000                         389,043
                                                                                                       --------------
                                                                                                       $    8,872,686
                                                                                                       --------------
TOTAL INVESTMENTS -- 99.1%..............................................                               $  414,039,802
Other assets less liabilities -- 0.9%...................................                                    3,736,745
                                                                                                       --------------
TOTAL NET ASSETS -- 100%................................................                               $  417,776,547
                                                                                                       --------------
                                                                                                       --------------

*   Non-income producing securities

+ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration.

++ Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the year ended December 31, 1998.

                                                                     Purchases      Sales      Realized    Dividend
                                                                      at Cost      at Cost       Gain       Income
                                                                    ------------  ----------  ----------  ----------
Denison International plc (ADR)...................................  $  3,918,187      --          --          --
Holophane Corporation.............................................       --           --          --          --

See notes to financial statements.

                              STATISTICAL PROFILE
                                  (UNAUDITED)
                        PRINCIPAL COMMON STOCK HOLDINGS

                                                                  Fundamental Data
                                               ------------------------------------------------------
                                                10 Year Record*                   Profitability               Valuation Data
                                               -----------------   Total    -------------------------   --------------------------
                                               Growth   Yrs. EPS   Debt %     Ret. on       Ret. on      P/E    Price/Book   Div.
                                                Rate    Declined   Capital  Beg. Equity   Avg. Assets   Ratio     Value      Yield
----------------------------------------------------------------------------------------------------------------------------------
Adobe Systems                                    14%        1         0%        16%           14%       24.7x      5.8x       0.4%
Allergan                                          6         2        26         16            10        32.1       6.3        0.9
Applied Graphics Technologies                    **        **        35         11             5        15.9       0.9        0.0
Arrow Electronics                                25         3        43         13             5        15.7       1.8        0.0
Bacou USA                                        **        **        48         19            11        15.6       2.9        0.0
Belden                                            9         2        43         18             8        13.3       2.4        0.9
Black Box                                        27         0         5         28            18        19.2       4.3        0.0
Caraustar                                        11         4        51         24             9        14.0       3.1        2.5
Carnival                                         15         0        26         23            14        34.3       7.0        0.8
Channell Commercial                              34         0        16         19            12         9.2       1.5        0.0
Circuit City                                      7         2        31          7             3        42.0       2.9        0.3
Crane                                            12         1        39         26            10        15.1       3.2        1.3
Denison International (ADR)                      **        **         0         26            14         8.7       1.9        0.0
DENTSPLY International                           **        **        34         19            10        17.2       3.2        0.9
Donaldson                                        15         0        30         23            12        18.0       4.0        1.2
Expeditors International                         19         0        11         28            12        24.4       5.5        0.3
Federal Signal                                   12         1        52         20             8        20.9       4.0        2.6
Galileo International                            26         0         7         30            16        22.5       5.4        0.7
Graco                                            14         2       102         33            19        14.4       5.4        1.5
Holophane                                        **        **        24         27            14        15.4       3.6        0.0
HON INDUSTRIES                                   17         2        22         28            13        13.9       3.2        1.3
IDEX                                             14         1        50         23             9        13.3       2.6        2.3
JLK Direct Distribution (Cl. A)                  **        **         8         11             9        11.4       1.3        0.0
Kaydon                                           14         1         0         25            18        18.5       4.2        1.0
KEMET                                             0         1        35          6             3        24.5       1.4        0.0
Lancaster Colony                                 16         0        11         25            18        14.4       3.3        1.9
Landauer                                          7         0         0         48            28        21.9       9.8        4.3
Manpower                                         21         0        29         22             4        15.4       2.9        0.8
Methode Electronics (Cl. A)                      18         2         0         15            12        17.0       2.4        1.3
Nucor                                            15         3        10         15             9        13.6       1.9        1.1
Office Depot                                     35         1        24         15             7        30.3       4.1        0.0
OM Group                                         16         0        44         16             7        17.7       2.2        1.0
O'Reilly Automotive                              21         0        45         15             8        37.8       5.0        0.0
Poe & Brown                                      11         2        10         29            11        20.2       6.1        1.3
Schlumberger                                     12         3        33         19            10        18.5       3.2        1.6
Wells Fargo                                      **        **        64         17             2        19.2       3.2        1.9
----------------------------------------------------------------------------------------------------------------------------------
Source Portfolio                                 12         1        32         19             9        17.6       3.0        0.9
Russell 2500                                      9        **        41         15             6        25.0       2.7        1.4
S&P Industrials                                   8         2        51         19             6        31.4       5.9        1.2
----------------------------------------------------------------------------------------------------------------------------------
* 5 to 9 year data used when 10 years not available
**Comparable data not available

                            MAJOR PORTFOLIO CHANGES
                                  (UNAUDITED)
                        Quarter Ended December 31, 1998

                                                                                                                 Shares or
                                                                                                                Face Amount
                                                                                                              ----------------
NET PURCHASES

COMMON STOCKS
Applied Graphics Technologies, Inc..........................................................................      627,200 shs.
Belden Inc..................................................................................................       42,400 shs.
Crane Co.(1)................................................................................................      175,600 shs.
Galileo International, Inc..................................................................................       26,500 shs.
Graco Inc...................................................................................................       23,500 shs.
HON INDUSTRIES Inc.(1)......................................................................................      566,600 shs.
JLK Direct Distribution Inc. (Class A)......................................................................       44,400 shs.
OM Group, Inc...............................................................................................       11,600 shs.

CONVERTIBLE SECURITIES
Remington Oil & Gas Corporation -- 8 1/4% 2002(1)...........................................................  $      1,000,000
World Access, Inc. -- 4 1/2% 2002(1)........................................................................  $      6,005,000

NET SALES

COMMON STOCKS
Allergan, Inc...............................................................................................       42,200 shs.
Caraustar Industries, Inc...................................................................................       25,000 shs.
Carnival Corporation........................................................................................      172,200 shs.
Cooper Tire & Rubber Company(2).............................................................................      532,600 shs.
Leggett & Platt, Incorporated(2)............................................................................      145,400 shs.
O'Reilly Automotive, Inc....................................................................................       10,000 shs.
Progressive Corporation, The(2).............................................................................       37,800 shs.
Wells Fargo & Company.......................................................................................       97,000 shs.

NON-CONVERTIBLE SECURITIES
Busse Broadcasting Corporation -- 11 5/8% 2000(2)...........................................................  $      2,350,000
Federal Home Loan Mortgage Corporation -- 7% 2023 (CMO)(2)..................................................  $      2,203,400
GPA Delaware Inc. -- 8 3/4% 1998(2).........................................................................  $      2,000,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                         FEDERAL INCOME TAX INFORMATION
                                  (UNAUDITED)
                                 CALENDAR 1998

CASH DIVIDENDS AND DISTRIBUTIONS:

                                                                           (1)           (2)
                                                                        ORDINARY      LONG-TERM
                                                          AMOUNT PAID    INCOME     CAPITAL GAIN
DATE PAID                                                  PER SHARE    DIVIDENDS   DISTRIBUTIONS
--------------------------------------------------------  -----------  -----------  -------------
PREFERRED STOCK:
03/15/98                                                   $    0.60    $    0.60        --
06/15/98                                                        0.60         0.60        --
09/15/98                                                        0.60         0.60        --
12/15/98                                                        0.60         0.60        --
                                                               -----   -----------       ------
      TOTAL                                                $    2.40    $    2.40        --
                                                               -----   -----------       ------
                                                               -----   -----------       ------
COMMON STOCK:
03/15/98                                                   $    1.00    $   0.989     $   0.011
06/15/98                                                        1.05       --             1.050
09/15/98                                                        1.05       --             1.050
12/15/98                                                        1.05       --             1.050
12/15/98 (special year-end)                                     0.47       --             0.470
                                                               -----   -----------       ------
      TOTAL                                                $    4.62    $   0.989     $   3.631
                                                               -----   -----------       ------
                                                               -----   -----------       ------

  The amount in column (1) is to be included as dividend income on your tax return. For corporate shareholders, 32.9% of the amount in column (1) qualifies for the 70% corporate dividends received deduction.

  In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions and all amounts qualify as 20% rate gain distributions.

  A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 1998 tax returns. Source Capital had no undistributed long-term capital gains at year-end. Therefore, Common shareholders will not receive a Form 2439 for 1998.

--------------------------------------------------------------------------------

NOTICE TO DIVIDEND REINVESTMENT PLAN PARTICIPANTS:

 The information above shows the cash distributions paid by Source Capital during 1998. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

  The distributions paid during the year were reinvested at a discount from the market price and the additional taxable amount of these distributions for each Common share purchased is as follows: March 15, 1998, $2.043 per share; June 15, 1998, $1.773 per share; September 15, 1998, $2.250 per share; December 15, 1998,
$2.406 per share.

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                                                     December 31, 1998
                                                                                               ------------------------------
ASSETS
  Investments at value:
    Investment securities -- at market value
      (cost $317,183,569) -- Note A..........................................................  $  405,167,116
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) -- Note A.................................................       8,872,686  $  414,039,802
                                                                                               --------------
  Cash.......................................................................................                             774

  Receivable for:
    Investment securities sold...............................................................  $    2,464,726
    Dividends and accrued interest...........................................................       1,762,165       4,226,891
                                                                                               --------------  --------------
                                                                                                               $  418,267,467

LIABILITIES
  Payable for:
    Advisory fees............................................................................  $      241,385
    Accrued dividends -- Preferred Stock.....................................................         196,921
    Accrued expenses.........................................................................          52,614         490,920
                                                                                               --------------  --------------
TOTAL NET ASSETS -- December 31, 1998........................................................                  $  417,776,547
                                                                                                               --------------
                                                                                                               --------------

  Assets applicable to Preferred Stock at a liquidation preference of
    $27.50 per share (asset coverage 771%) -- Note B.........................................                  $   54,153,330
                                                                                                               --------------
                                                                                                               --------------

  Net assets applicable to Common Stock -- $48.23 per share..................................                  $  363,623,217
                                                                                                               --------------
                                                                                                               --------------

SUMMARY OF SHAREHOLDERS' EQUITY
  $2.40 Cumulative Preferred Stock -- par value $3 per share;
    authorized 3,000,000 shares; outstanding 1,969,212 shares -- Note B......................                  $    5,907,636
  Common Stock -- par value $1 per share; authorized 12,000,000 shares;
    outstanding 7,540,060 shares -- Note B...................................................                       7,540,060
  Additional Paid-in Capital.................................................................                     303,964,037
  Undistributed net investment income........................................................                       3,073,051
  Undistributed net realized gain on investments.............................................                       9,308,216
  Unrealized appreciation of investments.....................................................                      87,983,547
                                                                                                               --------------
TOTAL NET ASSETS -- December 31, 1998........................................................                  $  417,776,547
                                                                                                               --------------
                                                                                                               --------------

See notes to financial statements.

                            STATEMENT OF OPERATIONS

                                                                    For the year ended December 31,
                                                         -----------------------------------------------------
                                                                    1998                       1997
                                                         --------------------------  -------------------------
INVESTMENT INCOME
  Income:
    Interest...........................................                $  6,087,760                $ 7,319,925
    Dividends..........................................                   4,145,775                  4,213,053
                                                                       ------------                -----------
                                                                       $ 10,233,535                $11,532,978
  Expenses -- Note C:
    Advisory fees......................................  $  2,886,224                $  2,836,701
    Transfer agent fees and expenses...................       276,110                     239,812
    Reports to shareholders............................       181,622                     218,100
    Directors' fees and expenses.......................        79,000                      80,320
    Custodian fees and expenses........................        47,675                      48,613
    Taxes, other than federal income tax...............        65,800                      65,840
    Legal and auditing fees............................        39,504                      38,285
    Registration and filing fees.......................        16,758                      16,330
    Other expenses.....................................        23,209     3,615,902        30,458    3,574,459
                                                         ------------  ------------  ------------  -----------
        Net investment income -- Note A................                $  6,617,633                $ 7,958,519
                                                                       ------------                -----------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Net realized gain on investments:
    Proceeds from sale of investment securities
      (excluding short-term corporate notes with
      maturities 60 days or less)......................  $135,720,589                $124,684,468
    Cost of investment securities sold.................   100,213,660                  81,799,856
                                                         ------------                ------------
      Net realized gain on investments -- Notes A and
        D..............................................                $ 35,506,929                $42,884,612

  Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year.......  $105,473,310                $ 71,695,457
    Unrealized appreciation at end of year.............    87,983,547                 105,473,310
                                                         ------------                ------------
      Increase (decrease) in unrealized appreciation of
        investments....................................                 (17,489,763)                33,777,853
                                                                       ------------                -----------
        Net realized and unrealized gain on
          investments..................................                $ 18,017,166                $76,662,465
                                                                       ------------                -----------

NET INCREASE IN TOTAL NET
  ASSETS RESULTING FROM OPERATIONS.....................                $ 24,634,799                $84,620,984
                                                                       ------------                -----------
                                                                       ------------                -----------

See notes to financial statements.

                    STATEMENT OF CHANGES IN TOTAL NET ASSETS

                                                     For the year ended December 31,
                                          ------------------------------------------------------
                                                     1998                        1997
                                          --------------------------  --------------------------
INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations:
  Net investment income.................  $  6,617,633                $  7,958,519
  Net realized gain on investments
    -- Notes A and D....................    35,506,929                  42,884,612
  Increase (decrease) in unrealized
    appreciation of investments.........   (17,489,763)                 33,777,853
                                          ------------                ------------
Increase in total net assets resulting
  from operations.......................                $ 24,634,799                $ 84,620,984

Distributions to Preferred shareholders:
  From net investment income............                  (4,726,109)                 (4,726,109)

Distributions to Common shareholders:
  From net investment income............  $ (3,043,180)               $ (2,329,594)
  From net realized capital gains.......   (31,365,719)  (34,408,899)  (42,080,024)  (44,409,618)
                                          ------------                ------------
Proceeds from shares issued for
  distributions reinvested by
  shareholders -- Note B................                   6,786,649                   7,858,423
                                                        ------------                ------------
Increase (decrease) in total net
  assets................................                $ (7,713,560)               $ 43,343,680

TOTAL NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $4,224,707 and $3,321,891..........                 425,490,107                 382,146,427
                                                        ------------                ------------
End of year, including
  undistributed net investment income
  of $3,073,051 and $4,224,707..........                $417,776,547                $425,490,107
                                                        ------------                ------------
                                                        ------------                ------------

See notes to financial statements.

--------------------------------------------------------------------------------

                       NOTICE OF SOURCE OF DISTRIBUTIONS
                              (Common Stock Only)

    Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

                                          Source of Distributions
                                         --------------------------
                              Amount        Net
                               Paid      Investment   Net Realized
        Date Paid            Per Share     Income     Capital Gains
--------------------------   ---------   ----------   -------------
          3/15/98              $1.00       $0.411        $0.589
          6/15/98               1.05        --            1.050
          9/15/98               1.05        --            1.050
         12/15/98               1.05        --            1.050
         12/15/98(special)      0.47        --            0.470
                             ---------   ----------      ------
                               $4.62       $0.411        $4.209
                             ---------   ----------      ------
                             ---------   ----------      ------

  The source of distributions for financial reporting purposes differs from federal income tax reporting. See page 11 for federal income tax information.

                              FINANCIAL HIGHLIGHTS
   Selected data for a share of Common Stock outstanding throughout each year

                                                                                          Year ended December 31,
                                                                           -----------------------------------------------------
                                                                             1998       1997       1996       1995       1994
                                                                           ---------  ---------  ---------  ---------  ---------
Per share operating performance:
Net asset value at beginning of year.....................................  $   50.20  $   45.35  $   42.58  $   38.52  $   41.85
                                                                           ---------  ---------  ---------  ---------  ---------
Net investment income....................................................  $    0.88  $    1.08  $    1.30  $    1.48  $    1.62
Net realized and unrealized gain (loss)
  on investment securities...............................................       2.37      10.50       8.25       6.84      (0.67)
                                                                           ---------  ---------  ---------  ---------  ---------
  Total from investment operations.......................................  $    3.25  $   11.58  $    9.55  $    8.32  $    0.95
                                                                           ---------  ---------  ---------  ---------  ---------
Distributions to Preferred shareholders:
  From net investment income.............................................  $   (0.63) $   (0.65) $   (0.65) $   (0.66) $   (0.69)
Distributions to Common shareholders:
  From net investment income.............................................      (0.41)     (0.32)     (0.51)     (0.50)     (1.14)
  From net realized gains................................................      (4.21)     (5.76)     (5.62)     (3.10)     (2.03)
  In excess of net realized gains........................................     --         --         --         --          (0.02)
  From Additional Paid-in Capital........................................     --         --         --         --          (0.41)
                                                                           ---------  ---------  ---------  ---------  ---------
    Total distributions..................................................  $   (5.25) $   (6.73) $   (6.78) $   (4.26) $   (4.29)
                                                                           ---------  ---------  ---------  ---------  ---------
Effect of shares issued for distributions
  reinvested by shareholders.............................................  $    0.03     --         --         --      $    0.01
                                                                           ---------  ---------  ---------  ---------  ---------

Net asset value at end of year...........................................  $   48.23  $   50.20  $   45.35  $   42.58  $   38.52
                                                                           ---------  ---------  ---------  ---------  ---------
                                                                           ---------  ---------  ---------  ---------  ---------
Per share market value at end of year....................................  $   49.06  $   51.06  $   45.50  $   41.88  $   37.00
Total investment return(1)...............................................       5.8%      26.9%      24.5%      23.4%     (6.5)%
Net asset value total return(2)..........................................       5.8%      25.4%      21.9%      20.7%       0.6%

Ratios/supplemental data:
  Net assets at end of year (in thousands)...............................   $417,777   $425,490   $382,146   $362,087   $329,427
  Ratio of expenses to average net assets................................      0.87%      0.87%      0.89%      0.91%      0.96%
  Ratio of net income to average net assets..............................      1.59%      1.95%      2.52%      3.04%      3.36%
  Portfolio turnover rate................................................     28.34%     27.46%     41.04%     51.44%     71.39%
Preferred Stock:
Total shares outstanding(3)..............................................  1,969,212  1,969,212  1,969,212  1,969,212  1,969,212
Asset coverage per share(3)..............................................    $212.15    $216.07    $194.06    $183.87    $167.29
Involuntary liquidation preference per share.............................     $27.50     $27.50     $27.50     $27.50     $27.50
Average market value per share(4)........................................     $29.95     $28.72     $28.50     $28.00     $27.89

(1) Based on market value per share, adjusted for reinvestment of distributions
(2) Based on net asset value per share, adjusted for reinvestment of distributions
(3) Information shown as of the end of the year
(4) The average of all month-end market values during each year
See notes to financial statements.
--------------------------------------------------------------------------------

             QUARTERLY RESULTS OF INVESTMENT OPERATIONS (unaudited)

                                                                   Quarter ended
                                               -----------------------------------------------------
                                                March 31,    June 30,    September 30,    December
                                                  1998         1998          1998         31, 1998
                                               -----------  -----------  -------------   -----------
Total investment income......................  $ 2,980,555  $ 2,692,244  $  2,297,189    $2,263,547
Net investment income........................  $ 2,008,371  $ 1,707,018  $  1,481,974    $1,420,270
Income available to Common...................  $   826,844  $   515,491  $    300,446    $  238,743
  Per share Common...........................     $0.11        $0.07        $0.04          $0.03
Net realized and unrealized
  appreciation (depreciation)................  $33,352,971  $(5,124,829) $(77,006,794)   $66,795,818
  Per share Common...........................     $4.51       $(0.70)      $(10.33)         $8.89

                                                                   Quarter ended
                                               -----------------------------------------------------
                                                March 31,    June 30,    September 30,    December
                                                  1997         1997          1997         31, 1997
                                               -----------  -----------  -------------   -----------
Total investment income......................  $ 2,832,137  $ 2,872,391  $  2,974,098    $2,854,352
Net investment income........................  $ 1,976,386  $ 1,967,579  $  2,050,153    $1,964,401
Income available to Common...................  $   794,859  $   786,052  $    868,625    $  782,874
  Per share Common...........................     $0.11        $0.11        $0.12          $0.09
Net realized and unrealized
  appreciation (depreciation)................  $(3,801,363) $43,673,202  $ 34,116,727    $2,673,899
  Per share Common...........................    $(0.52)       $5.98        $4.67          $0.37

                         NOTES TO FINANCIAL STATEMENTS

NOTE A--SIGNIFICANT ACCOUNTING POLICIES

      The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

      1. SECURITIES VALUATION--Securities, including any outstanding written call options, listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or, if there was not a sale that day, at the mean between the most recent bid and asked prices. Securities which are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term corporate notes with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

      2. FEDERAL INCOME TAX--No provision for federal taxes on net investment income is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

      3. USE OF ESTIMATES--The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

      4. OTHER--Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B--CAPITAL STOCK

      The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more.

      During the years ended December 31, 1998 and 1997, the Company issued 142,801 and 165,149 shares of Common Stock, respectively, under its Reinvestment Plan for Common and Preferred shareholders.

NOTE C--ADVISORY FEES AND OTHER AFFILIATED
         TRANSACTIONS
      Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, Inc. ("Investment Adviser") monthly investment advisory fees calculated at an annual rate of .725% for the first $100 million of total net assets, .700% for the next $100 million of total net assets, and .675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

      For the years ended December 31, 1998 and 1997, the Company paid aggregate fees of $79,000 and $80,000, respectively, to all Directors who are not affiliated persons of the Investment Adviser. During the years ended December 31, 1998 and 1997, the Company incurred legal fees of $7,180 and $5,960, respectively, payable to O'Melveny & Myers LLP, counsel for the Company. A Director of the Company is of counsel to, and a retired partner of, that firm.

NOTE D--PURCHASES AND SALES OF SECURITIES

      The cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $112,593,877 and $104,354,394 for the years ended December 31, 1998 and 1997, respectively. Realized gains and losses are based on the specific-certificate identification method. The cost of investment securities owned at December 31, 1998 was the same for federal income tax and financial reporting purposes.

NOTE E--YEAR 2000 (UNAUDITED)

      Like other investment companies, financial and business organizations around the world, the Company could be adversely affected if the computer systems used by the Adviser and its other major service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser has assessed its computer systems and the systems compliance issues of the Company's major service providers. The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems it uses and has obtained satisfactory assurances that comparable steps are being taken by the Company's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to address all Year 2000 Issues. The inability of the Adviser or the Company's other third party providers to timely complete all necessary procedures to address the Year 2000 Issue could have a material adverse effect on the Company's operations. The Adviser will continue to monitor the status of, and the Company's exposure to, this issue. For the year ended December 31, 1998, the Company incurred no significant Year 2000 related expenses and it does not expect to incur significant Year 2000 expenses in the future. The Adviser is in the process of establishing a contingency plan to address recovery from unavoided or unavoidable Year 2000 problems, if any, affecting the Company.

NOTE F--QUARTERLY INFORMATION

      See page 15 for unaudited quarterly results of investment operations.

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF SOURCE CAPITAL, INC.

   We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 1998, the related statements of operations and changes in total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc. as of December 31, 1998, the results of its operations and the changes in its total net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Los Angeles, California
January 22, 1999

SOURCE CAPITAL, INC.                             BULK RATE
11400 West Olympic Boulevard, Suite 1200       U.S. POSTAGE
Los Angeles, California 90064                      PAID
                                                   CMSS